Exhibit 99.5

**WILSHIRE BANCORP, INC.**

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

## Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommends a vote FOR the Nominees under Proposal 2 and a vote FOR Proposals 1, 3, 4 and 5.**

| | For | Against | Abstain |
|---|---|---|---|
| 1. To approve the principal terms of the Agreement and Plan of Merger, dated December 7, 2015, providing for the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc. as described in the joint proxy statement/prospectus. | ☐ | ☐ | ☐ |

2. To elect as Class III Directors of Wilshire Bancorp, Inc. the following persons to hold office for three-year terms expiring at the 2019 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

Nominees: 01 - Daisy Y. Ha 02 - Steven J. Didion 03 - Jae Whan Yoo

☐ **Mark here to vote FOR all Class III Director nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any individual nominee, write that nominee's name on the space provided

______________________________

| | For | Against | Abstain |
|---|---|---|---|
| 3. To ratify the Board of Directors' appointment of Crowe Horwath LLP as Wilshire Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2016. | ☐ | ☐ | ☐ |
| 4. Advisory (non-binding) proposal to approve executive compensation. | ☐ | ☐ | ☐ |
| 5. Adjournment of the meeting if necessary or appropriate in the judgment of our board of directors to solicit additional proxies or votes in favor of the above proposals that are to be presented at the meeting. | ☐ | ☐ | ☐ |

**B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X 2 8 3 3 9 1 2

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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — WILSHIRE BANCORP, INC.

ANNUAL MEETING 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jae Whan Yoo and Alex Ko, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Wilshire Bancorp, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on May 26, 2016, at the Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on July 14, 2016, and any continuation(s), postponement(s) or adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PRINCIPAL TERMS OF THE AGREEMENT AND PLAN OF MERGER, DATED DECEMBER 7, 2015, PROVIDING FOR THE MERGER OF WILSHIRE BANCORP, INC. WITH AND INTO BBCN BANCORP, INC. AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS UNDER PROPOSAL 1; FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEES UNDER PROPOSAL 2; FOR THE PROPOSAL TO RATIFY THE BOARD OF DIRECTORS’ SELECTION OF CROWE HORWATH LLP AS WILSHIRE BANCORP’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016 UNDER PROPOSAL 3; FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION UNDER PROPOSAL 4; FOR THE ADJOURNMENT OF THE MEETING IF NECESSARY OR APPROPRIATE IN THE JUDGMENT OF OUR BOARD OF DIRECTORS TO SOLICIT ADDITIONAL PROXIES OR VOTES IN FAVOR OF THE PROPOSALS ABOVE UNDER PROPOSAL 5; AND AT THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF PROPOSALS 1, 2, 3, 4 AND 5 DESCRIBED ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side.)

**WILSHIRE BANCORP, INC.**

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IMPORTANT ANNUAL MEETING INFORMATION

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## Electronic Voting Instructions

**You can vote by Internet or telephone!**
**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 8:59 p.m., Pacific Time, on July 13, 2016.**

**Vote by Internet**

- Go to **www.envisionreports.com/WIBC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

**Vote by telephone**

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommends a vote FOR the Nominees under Proposal 2 and a vote FOR Proposals 1, 3, 4 and 5.**

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 1. To approve the principal terms of the Agreement and Plan of Merger, dated December 7, 2015, providing for the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc. as described in the joint proxy statement/prospectus. | ☐ | ☐ | ☐ |

2. To elect as Class III Directors of Wilshire Bancorp, Inc. the following persons to hold office for three-year terms expiring at the 2019 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

Nominees: 01 - Daisy Y. Ha 02 - Steven J. Didion 03 - Jae Whan Yoo

☐ **Mark here to vote FOR all Class III Director nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any individual nominee, write that nominee's name on the space provided

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 3. To ratify the Board of Directors' appointment of Crowe Horwath LLP as Wilshire Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2016. | ☐ | ☐ | ☐ |
| 4. Advisory (non-binding) proposal to approve executive compensation. | ☐ | ☐ | ☐ |
| 5. Adjournment of the meeting if necessary or appropriate in the judgment of our board of directors to solicit additional proxies or votes in favor of the above proposals that are to be presented at the meeting. | ☐ | ☐ | ☐ |

**B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

**IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.**

C 1234567890 J N T

1 U P X 2 8 3 3 9 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02D6EF

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — WILSHIRE BANCORP, INC. + ANNUAL MEETING 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jae Whan Yoo and Alex Ko, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Wilshire Bancorp, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on May 26, 2016, at the Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on July 14, 2016, and any continuation(s), postponement(s) or adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PRINCIPAL TERMS OF THE AGREEMENT AND PLAN OF MERGER, DATED DECEMBER 7, 2015, PROVIDING FOR THE MERGER OF WILSHIRE BANCORP, INC. WITH AND INTO BBCN BANCORP, INC. AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS UNDER PROPOSAL 1; FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEES UNDER PROPOSAL 2; FOR THE PROPOSAL TO RATIFY THE BOARD OF DIRECTORS’ SELECTION OF CROWE HORWATH LLP AS WILSHIRE BANCORP’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016 UNDER PROPOSAL 3; FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION UNDER PROPOSAL 4; FOR THE ADJOURNMENT OF THE MEETING IF NECESSARY OR APPROPRIATE IN THE JUDGMENT OF OUR BOARD OF DIRECTORS TO SOLICIT ADDITIONAL PROXIES OR VOTES IN FAVOR OF THE PROPOSALS ABOVE UNDER PROPOSAL 5; AND AT THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF PROPOSALS 1, 2, 3, 4 AND 5 DESCRIBED ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE.

C (Continued, and to be marked, dated and signed, on the other side.)

Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A—C ON BOTH SIDES OF THIS CARD. +